EL CHICO RESTAURANTS, INC.

                               EXCESS SAVINGS PLAN


                              W I T N E S S E T H:

     WHEREAS, EL CHICO RESTAURANTS, INC. (the "Company") desires to adopt the EL CHICO RESTAURANTS, INC. EXCESS SAVINGS PLAN effective as of January 1, 1994, for the benefit of its eligible, highly compensated employees.

     NOW, THEREFORE, the EL CHICO RESTAURANTS, INC. EXCESS SAVINGS PLAN shall be and is hereby adopted effective as of January 1, 1994, to read as follows:


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DEFINITIONS AND CONSTRUCTION
         1.01 Definitions. Where the following words and phrases appear in this Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary:

(1) Accounts: A Participant's Savings Account. This Account may be divided into subaccounts as appropriate.

(2) Act: The "Employee Retirement Income Security Act of 1974", as amended from time to time.

(3) Authorized Leave of Absence: Any absence authorized by the Company under the Company's standard personnel practices, provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence.

(4) Benefit Disbursement Date: With respect to each Participant, the date the first payment is made under this Plan to provide a benefit for such Participant or his beneficiary. In general, this date shall occur within thirty (30) days after the Participant's death, certified disability or other severance from employment.

(5)      Code:  The Internal Revenue Code of 1986, as amended.

(6) Commencement Date: The date on which an employee first performs an Hour of Service.

(7) Committee: The administrative committee appointed by the directors to administer the Plan.

(8)      Company:  El  Chico  Restaurants,   Inc.,  a  Texas  corporation  whose
         corporate offices are located in Dallas, Texas.

(9) Compensation: The total of all wages and other amounts paid by the Company or any Employing Company (in the course of its business) to or for the benefit of an employee for services rendered or labor performed which is required to be reported on the employee's Form W-2, excluding, however, amounts paid or reimbursed by the company or employing Company for moving expenses incurred by the Employee (but only to the extent it is reasonable to believe at the time of the payment that the moving expenses will be deductible under Section 217 of the Code), and without regard to any rules that limit the amount to be included in wages based on the nature or location of the service performed. Notwithstanding the foregoing, for purposes of Sections 1.01(11) and 4.01, a Participant's Compensation shall include amounts which he could have received in cash in lieu of a Savings Deferral under this Plan and any salary deferral or elective contributions under any code Section 401(k) or cafeteria plan.

(10)     Directors:  The Board of Directors of the Company.



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(11)     Eligible  Employee:  Any  Salaried Employee: (i) whose  annual rate  of
         Compensation as determined on his commencement Date, is in excess of the Fifty Thousand dollar ($50,000) amount set forth in section 414(q)
         (1)(C) of the Code as adjusted from time to time by the Secretary of the Treasury; or (ii) who, for any year after 1992 and immediately before the year for which eligibility for participation is being determined, earned Compensation in excess of the Fifty Thousand dollar ($50,000) amount set forth in section 414(q)(1)(C) of the Code, as adjusted from time to time by the Secretary of the Treasury.

(12)     Employee:   Any individual  employed by  the Company,  or by  any other employing Company.

(13) Employing Company: The Company and any other corporation, association, partnership or proprietorship which adopts this Plan in accordance with the consent of the Company shall be called an "Employing Company". Such Employing Company shall be identified in Appendix A hereto.

(14)     Enrollment Form:  That form provided by the Committee pursuant to which
         the  Participant   authorizes  the   Company  to   reduce  his   future
         Compensation in the form of Savings Deferrals.

(15)     Hours of Service:  See Section 3.01(a) herein.

(16) Participant: Any employee who has met the eligibility requirements for participation in this Plan as set forth in Article III herein and has elected to participate by filing a properly executed Enrollment Form.

(17) Plan: El Chico Restaurants, Inc. Excess Savings Plan, which is a nonqualified, unfunded plan of deferred compensation, as it may be amended from time to time.

(18) Plan Quarter: Any three (3 consecutive month period commencing on January 1, April 1, July 1 or October 1 of any Plan Year.

(19) Plan Year: Any twelve (12) consecutive month period commencing upon January 1 of each year.

(20) Salaried Employee: An Employee who is listed in the Company's books and paid on a salaried basis.

(21) Savings Account: An individual bookkeeping account for each Participant to which is credited the Savings Deferrals made by such Participant and to which is credited or debited such Account's allocation of net income or net loss determined on the basis of the performance of the fund, or funds, in which such account is considered to be invested. This account will include both Savings Deferrals by participants and any discretionary company matching contribution made pursuant to Section
         4.02 hereof.



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(22)     Savings Deferrals:  Deferrals made  under the Plan by a  Participant in accordance with the Participant's elections to defer Compensation under the Plan's deferral arrangement as described in Section 4.01.

(23) Taxable Year: The annual accounting period adopted by the Company for federal income tax purposes.

(24) Trust Agreement: Any agreement entered into between the Company and a Trustee establishing a trust to hold and invest some or all of the contributions made under the Plan and from which the benefits may be distributed. Any such agreement must be a model trust agreement as approved by the Internal revenue Service in Rev. Proc. 92-64 or its successor.

(25) Trust Fund: Any funds and properties held pursuant to the provisions of the Trust Agreement for the use and benefit of the Participants and their beneficiaries, or the creditors of the Company in the event of the Company's insolvency, together with all income, profits and increments thereto.

(26) Trustee: The trustee or trustees qualified and acting under the Trust Agreement that may, at any time, form part of this Plan.

(27)     Valuation Date:   The  last  day  of  any calendar  month (or  the next
         preceding business day if such date falls on a weekend or holiday), and such other date(s) as the Committee may designate from time to time.

         1.02 Number and Gender. Wherever appropriate herein, words used in the singular shall be considered to include the plural and the plural to include the singular. The masculine gender, where appearing in this Plan, shall be deemed to include the feminine gender.

         1.03 Headings. The headings of Articles and Sections herein are included solely for convenience and if there is any conflict between such headings and the text of the Plan, the text shall control.


                                       II.

                                 ADMINISTRATION

         2.01 Appointment of Committee. The general administration of the Plan shall be vested in the Committee which shall be appointed by the directors and shall consist of three (3) or more persons. Any individual, whether or not an Employee, is eligible to become a member of the Committee. Each member of the Committee shall, before entering upon the performance of his duties, qualify by signing a consent to serve as a member of the Committee under and pursuant to the Plan and by filing such consent with the records of the Committee.



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         2.02 Term,  Vacancies,  Resignation  and  Removal.  Each  member of the
Committee shall serve for a term of one (1) year and thereafter until his successor is appointed. The directors may, in their discretion, reappoint a member of the Committee for a subsequent term or terms. If at any time and for any reason there is a vacancy on the Committee, the Directors shall appoint a substitute member to fill such vacancy for the remainder of the then current one
(1) year term.

         At any time during his term of office, a member of the Committee may resign by giving written notice to the directors and the Committee, such resignation to become effective upon receipt by the Company. At any time during his term of office, and for any reason, a member of the Committee may be removed by the directors.

         2.03 Officers, Records and Procedures. The Committee may select officers and may appoint a secretary who need not be a member of the Committee. The Committee shall keep appropriate records of its proceedings and the administration of the Plan and shall make available for examination during business hours to any Participant or beneficiary of a deceased participant such records as pertain to that individual's interest in the Plan. The Committee shall designate the person or persons who shall be authorized to sign for the Committee and, upon such designation, the signature of such person or persons shall bind the Committee.

         2.04 Meetings. The Committee shall hold meetings upon such notice and at such time and places as it may from time to time determine. Notice to a member shall not be required if waived in writing by that member. A majority of the members of the Committee duly appointed shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting where a quorum is present shall be by vote of a majority of those present at such meeting and entitled to vote. Resolutions may be adopted or other action taken without a meeting upon written consent signed by all of the members of the Committee.

         2.05 Self-Interest of Participants. No member of the Committee shall have any right to vote or decide upon any matter relating solely to himself under the Plan or to vote in any case in which his individual right to claim any benefit under the Plan is particularly involved. In any case in which a Committee member is so disqualified to act, and the remaining members cannot disagree, the directors shall decide the matter in which such Committee member is disqualified.

         2.06 Claims Review. Upon retirement, death or other severance of employment, a Participant, his beneficiary or representative shall make application to the Committee requesting payment of benefits due him and the manner of payment. The Committee shall accept, reject or modify such request and shall no later than sixty (60) days after receipt of the claim notify the Participant, beneficiary or representative in writing, setting forth the response of the Committee and, in the case of a denial or modification, the Committee shall:

     (a) state the specific reason or reasons for the denial or modification;

     (b) provide specific reference to pertinent Plan provisions on which the denial or modification is based;



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     (c)  provide  a  description  of any  additional  material  or  information necessary for the Participant, his beneficiary or representative to perfect the claim and an explanation of why such material or information is necessary; and

     (d) explain the Plan's claim review procedure as contained herein.

In the event the request is denied or modified, and the participant, beneficiary or representative desires to have such denial or modification reviewed, he must, within sixty (60) days following receipt of the notice of such denial or modification, submit a written request for review by the Committee of its initial decision. Within sixty (60) days following such request for review (unless special circumstances, such as the need to hold a hearing, if necessary, requires an extension of time for processing, in which case upon notice to the claimant before the expiration of such sixty (60) day period, such period shall be extended to one hundred twenty (120) days) the Committee shall, after providing a full and fair hearing, render its final decision in writing to the Participant, beneficiary or representative stating specific reasons for such decision.

         2.07 Compensation, Bonding and Expenses of Committee Members. The members of the Committee shall not receive compensation with respect to their services for the Committee. To the extent required by applicable law, or required by the Company, members of the Committee shall furnish bond or security for the performance of their duties hereunder. Any expenses properly incurred by the Committee incident to the administration, termination, or protection of the Plan and Trust, including the cost of furnishing any bond or security, shall be paid as provided in Section 10.01.

         2.08 Committee Powers and Duties. The Committee shall supervise the administration and enforcement of the Plan according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes, including, but not by way of limitation, the right, power, authority and duty:

                    (a) to make rules, regulations and bylaws for the administration of the Plan which are not inconsistent with the terms and provisions hereof, provided such rules, regulations and bylaws are evidenced in writing and copies thereof are delivered to the Trustee and to the Company;

                    (b) to construe all terms, provisions, conditions and limitations of the Plan, and in all such cases, the construction necessary for the Plan to qualify under the applicable provisions of the Code shall control;

                    (c) to correct any defect or supply any omission or reconcile any inconsistency that may appear in the Plan, in such manner and to such extent as it shall deem expedient to carry the Plan into effect for the greatest benefit of all interested parties;

                    (d) to employ and compensate such accountants, attorneys, investment advisors and other agents and employees as the Committee may deem necessary or advisable in the proper and efficient administration of the Plan;


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                    (e)  to determine all questions relating to eligibility;

                    (f) to determine the amount, manner and time of payment of any benefits hereunder and to prescribe procedures to be followed by distributees in obtaining benefits;

                    (g) to make a determination as to the right of any person to a benefit under the Plan; and

                    (i) to receive and review reports from the Trustee as to the financial condition of the Trust Fund, including its receipts and disbursements.

         Every interpretation, choice, determination or other exercise, by the Committee of its discretion, whether such discretion is either expressly or by implication authorized in this Plan, shall be conclusive and binding on all parties directly or indirectly affected without restriction, however, on the right of the Committee in its sole and absolute discretion to reconsider and redetermine such actions.

         2.09 Investment Power. Notwithstanding anything to the contrary contained herein, in addition to the power to appoint an investment manager, the Committee shall have the power to direct the Trustee as to any investments which otherwise are to be made in the Trustee's discretion; provided, however, that should the Committee exercise this power, the Trustee shall be relieved of liability with respect to investments to the extent permitted by law.

         2.10 Company to Supply Information. The Company shall supply full and timely information to the Committee relating to the compensation of all Participants, their ages, their retirement, death or other cause for termination of employment and such other pertinent facts as the Committee may require. The Company shall advise the Trustee of such of the foregoing facts as are deemed necessary for the Trustee to carry out the Trustee's duties under the Plan. When making a determination in connection with the Plan, the Committee shall be entitled to rely upon the aforesaid information furnished by the Company.

         2.11 Company to Indemnify Committee. To the extent permitted by law, the Company shall indemnify any member of the Committee, and any other person who performs services to the Plan on an uncompensated basis, and hold him harmless against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on or incurred by or asserted against him at any time by reason of his services to the Plan if he did not act dishonestly or otherwise in willful violation of the law under which such liability, cost or expense arises. This indemnity shall not preclude such other indemnities as may be available under insurance purchased by the Company or under any bylaw, agreement, action of shareholders or disinterested directors or otherwise, to the extent permitted by law. Payments of any indemnity, expenses or fees under this Section shall be made solely from assets of the Company and not, directly or indirectly, from trust funds.


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                                      III.

                                  PARTICIPATION

         3.01(a) Eligibility. Any Eligible Employee shall be entitled to become a Participant commencing with the first pay period beginning on or after the first day of the immediately following Plan Year provided such Eligible Employee is at least 21 years of age and has completed one (1) Year of Service. A "Year of Service" is defined as each Plan Year in which the Employee is credited with one thousand (1,000) Hours of Service. An "Hour of Service" is defined as each hour for which the Employee is paid or entitled to payment by the Company, an Employing Company or any related employer under the Code. Hours of Service shall be determined on the basis of months worked; an Employee shall be credited with one hundred ninety (190) Hours of Service for a month if such Employee would be credited with at least one (1) Hour of Service during that month.

         Any Eligible Employee who was a Participant prior to a termination of his employment shall be eligible to become a Participant immediately upon his reemployment (or, if later attaining status) as an Eligible Employee.

         Participation in the Plan is voluntary. Any Eligible Employee entitled to become a Participant may do so upon the date on which he first becomes so entitled by executing and filing with the Committee, prior to such date, the Enrollment Form prescribed by the Committee. Any Eligible Employee who does not become a Participant upon the date on which he first becomes entitled may become a Participant with the first pay period beginning on or after the first day of any subsequent Plan Year by executing and filing such Enrollment Form prior to the first day of such Plan Year.

         3.01(b) Effect of Change in Compensation. If a Participant's Compensation in a subsequent year drops below the dollar limitation referred to in Section 1.01(12)(ii), such Participant shall no longer be considered eligible to participate (since he is no longer an Eligible Employee) for the next Plan Year or any subsequent Plan Year until he again becomes an Eligible Employee. Upon becoming an Eligible Employee in a Plan Year, the participant may again make an election to participate commencing with the first pay period beginning on or after the first day of the next following Plan Year.


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                                       IV.

                              DEFERRED COMPENSATION

         4.01  Savings Deferrals.

         (a) An eligible Participant may elect to defer from four percent (4%) to one hundred percent (100%) of Compensation to be credited to his Savings Account under the Plan.

                  Compensation for a Plan Year not so deferred by such election or by any other applicable deferral election [e.g., Section
                  125 of the Code] shall be received by such Participant in cash. A Participant's initial election to defer an amount of his Compensation pursuant to this Section 4.01 shall be made by properly executing an Enrollment Form. The reduction in a Participant's Compensation for a Plan Year pursuant to his election under an enrollment Form shall be effected by Compensation reductions as of each payroll period within such Plan Year.

         (b) An eligible Participant's Enrollment Form shall be effective as to Compensation earned on and after the first pay period commencing on or after the first day of the first Plan Year after it is executed. An Enrollment Form, once executed, shall remain in force and effect for all periods following the date of its execution until modified or terminated or until such Participant terminates his employment. A Participant who has elected to defer a portion of his Compensation may change his deferral election percentage within the percentage limits set forth in Subsection (a) above, effective as of the first pay period commencing on or after the first day of any future Plan Year, by executing a New Enrollment Form prior to the first day of such Plan Year.

         (c) An eligible Participant may cancel his enrollment Form, effective as of the first pay period commencing on or after the first day of any future Plan Year, by executing the form prescribed by the Committee for such purpose prior to the beginning of such future Plan Year. An eligible Participant who so cancels his Enrollment Form may resume active participation in the Plan, effective as of the first pay period commencing on or after the first day of any subsequent Plan Year, by executing a new Enrollment Form prior to the first day of such subsequent Plan Year.

         4.02 Employer Contributions. The Company and any Employing Company may, in its sole and absolute discretion, credit discretionary company matching contributions under the Plan after the end of each Plan Year in such amounts and percentages of Savings Deferrals of eligible Participants for the Plan Year as determined by the Company and any Employing Company at that time. Any discretionary company matching contributions shall be credited to each eligible Participant's Savings Account in accordance with the matching scheme set forth by the Company or an Employing Company.



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         4.03 Payments to Trustee.  Amounts  credited under the Plan may only be contributed directly to the Trust Fund at any time. On or about the date of any such contribution, the Committee shall be informed as to the amount of such contribution.


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                                       V.

                    ALLOCATIONS, ADJUSTMENTS AND WITHDRAWALS
                           IN ACCOUNT VALUES OF FUNDS

         5.01  Allocation of Deferrals.

         (a)      Savings  Deferrals  made by a Participant  pursuant to Section
                  4.01 shall be credited to such Participant's Savings Account as of the last day of the pay period in which they are deferred.

         (b) Each Participant's Accounts shall be divided into subaccounts to reflect such Participant's investment designation in a particular fund option(s) pursuant to Section 5.03, his distribution designation made on the enrollment Form or Forms, or for any other good administrative purpose.

         5.02  Valuation of Accounts and Adjustment for Earnings and Losses.

         (a) A Participant's Accounts shall be adjusted as of each applicable Valuation Date to reflect the earnings and/or losses that would have resulted if those Accounts had been invested in accordance with the Participant's selection of the mutual fund options described in Section 5.03. All Accounts and subaccounts shall be valued at fair market value as of the Valuation Date.

         (b) If a Participant's employment is terminated for any reason or he is no longer eligible to participate in this Plan, such participant's Savings Account under this Plan shall continue to receive periodic adjustments pursuant to this Section; provided, however, that the value of such Account as of the date of the preceding Valuation Date shall reduced by the amount of any payments made therefrom since the date of such preceding valuation.

         5.03  Investment Options.

         (a) Subject to any limitations in Section 5 of the Trust Agreement, a Participant may designate how much of his Savings Deferrals and Savings Account shall be considered to be invested in each fund option. Subject to Subsection (c) below, a Participant may designate all of his Savings Deferrals to any one fund option or any combination of fund options so long as the percentage designated to any one fund option is a specified whole percentage of his Savings Deferrals of Savings Account. No other type of designation will be permitted.

         (b) Subject to any limitation in Section 5 of the Trust Agreement, a Participant may change his option designation for his future Savings Deferrals, at any time, effective as of the first day of the first pay period beginning in the next Plan Quarter and/or his designation for his existing Savings Account balances, effective as of the first day of


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                  the next Plan  Quarter,  by  instruction  through a  telephone access system made before the beginning of such Plan Quarter. Any and all changes in options shall be in whole percentages of his Savings Deferrals or his Savings Account balance.

         5.04  Withdrawals.

         (a)      A  Participant  who  has  an   unforeseeable   emergency,   as
                  determined by the Committee, may withdraw from his Savings Account an amount not to exceed the lesser of:

                  (i)      the  then  value  of  his  Savings  Account as of the
                           Valuation  Date  coincident   with   or   immediately
                           preceding the withdrawal, or

                  (ii) the lesser amount determined by the Committee under the standards set forth herein, as being available for withdrawal pursuant to this Section.

                  For purposes of this Section, "unforeseeable emergency" means an unanticipated emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if early withdrawal were not permitted. A withdrawal based upon unforeseeable emergency pursuant to this section shall not exceed the amount required to meet the immediate financial need created by the unforeseeable emergency (including the amount required to pay taxes due on the withdrawal) and not reasonably available from other resources of the Participant. The determination of the existence of a Participant's unforeseeable emergency and the amount required to be distributed to meet the need created by the unforeseeable emergency shall be made by the Committee.

         (b) A Participant may elect to withdraw the full value of his or her Savings Account by making an election in accordance with any uniform procedure prescribed by the Committee and in effect from time to time, any such election must be made two
                  (2) years before the date the withdrawal is to be made and is irrevocable once made. Commencing as of the beginning of the Plan quarter after the withdrawal is received, the Participant's right to make any Salary Deferrals under the Plan shall be suspended for two (2) complete years.


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                                       VI.

                               SEVERANCE BENEFITS

         6.01 Severance Benefit. Each Participant whose employment is terminated for any reason other than certified disability or death shall be paid a benefit equal in value to the value of his savings Account (inclusive of any Savings Deferrals credited after a Valuation Date), as of the Valuation Date coincident with or immediately preceding his Benefit Disbursement Date.

         A   Participant   shall  at  all  times  have  a  100%   fully   vested
nonforfeitable interest in his Savings Account.

         6.02 Termination of Employment. The following shall not constitute a termination of employment for purposes of distribution of benefits under the
Plan:

         (a) An Authorized Leave of Absence, provided, however, that failure to return to the employ of the Company upon the expiration of such authorized Leave of Absence shall constitute a termination as of the date of such expiration; or

         (b)      Transfer to employment with any Employing Company.

         6.03 Sale of Assets. Notwithstanding any other provision of the Plan to the contrary, in the event that either the Company or other Employing Company sells substantially all of its assets used by in its trade or business, an Employee who continues employment with the entity acquiring such assets shall be considered to have severed employment and shall be entitled to receive a distribution in an amount equal in value to the value of his Account determined as of the Valuation Date coincident with or immediately preceding his Benefit Disbursement Date.


CORPDAL:63526.1  14047-00001                           13

                                      VII.

                               DISABILITY BENEFITS

         7.01 Disability Determined. Upon written request by the Participant or upon the Committee's own initiative, the Committee shall determine whether a participant has become unable to perform the duties of his position due to a physical or mental disability and shall so notify such Participant within sixty
(60) days thereafter. A Participant shall be considered disabled if such disability is so certified by the Committee and, unless waived by the Committee as unnecessary, supported by a written medical opinion that such participant will be incapable of performing his job for physical or mental reasons.

         7.02 Disability Benefits. In the event of the disability of a Participant, as of the Committee's certification thereof, such Participant and shall be paid a benefit equal in value to the value of his Account as of the Valuation Date coincident with or immediately preceding his Benefit Disbursement Date.


CORPDAL:63526.1  14047-00001                           14

                                      VIII.

                                 DEATH BENEFITS

         8.01 Death Benefits. Upon the death of a Participant, the Participant's beneficiary shall be entitled to a benefit equal in value to the value of the Participant's Savings Account as of the Valuation Date coincident with or immediately preceding his Benefit Disbursement Date.

         8.02  Designation of Beneficiaries.

                    (a) Each Participant shall have the unrestricted right to designate the beneficiary or beneficiaries to receive payment of his benefit. Each such designation shall be made by executing a "Beneficiary Designation Form" and filing same with the Committee. Any such designation may be changed at any time by execution of a new designation in accordance with this Section. Notwithstanding the foregoing, if a Participant who is married on the date of his death designates other than his surviving spouse as his beneficiary, such designation shall not be effective unless: (i) such spouse has consented thereto in writing, and such consent acknowledges the effect of such designation and is witnessed by a Plan representative (other than the Participant) or a notary public; or (ii) such consent may not be obtained because such spouse cannot be located or because of other circumstances described by applicable Treasury regulations.

                    (b) If no such designation is on file with the Committee, at the time of the death of the Participant or such designation is not effective for any reason as determined by the Committee, then the designated beneficiary or beneficiaries to receive such benefit shall be as follows:

                        (1) If a Participant leaves a surviving spouse, his benefit shall be paid to such surviving spouse;

                        (2)  If  a  Participant  leaves  no   surviving  spouse,
                        his benefit shall be paid to such Participant's executor or administrator.

         8.03 Benefits Payable to Minors or Other Persons with Limited Financial Responsibility. If any amount is payable under this Plan either to a minor or to any beneficiary who appears to have limited or restricted financial responsibility, the Committee shall have the sole and absolute right to either pay such benefits to such person or to pay such benefits to a custodial parent or guardian or guardian ad litem of such minor or other person or to the trustee of a Medicare support trust for such person, or to such other person or persons as the committee shall determine. The Committee shall have the right but not the duty to delay payments under this Plan until the committee's receipt of a court order designating the person to whom such payments shall be made, the cost of which shall be born by the beneficiary or guardian and not the Plan.


CORPDAL:63526.1  14047-00001                           15

                                       IX.

                     TIME AND MANNER OF PAYMENT OF BENEFITS

         9.01 Form of Benefits for Participants. For all purposes of the Plan, benefits shall be paid in a lump sum in cash.

         9.02 Death Benefits. For purposes of article VIII, the death benefit for a deceased Participant shall be paid to his designated beneficiary in a lump sum in cash.


CORPDAL:63526.1  14047-00001                           16

                                       X.

                             ADMINISTRATION OF FUNDS

         10.01 Payment of Expenses. All expenses incident to the administration of the Plan and any related Trust may be paid by the company and, if not paid by the Company, shall be paid by the Trustee from the Trust Fund and, until paid, shall constitute a claim against the Trust Fund which is paramount to the claims of Participants and beneficiaries.

         10.02 Trust Fund Property. All income, profits, recoveries, contributions, and any and all moneys, securities and properties of any kind at any time received or held by the Trustee hereunder shall be held for investment purposes in accordance with this Plan. The Committee shall maintain accounts in the name of each Participant, but the maintenance of an account designated as the account of a Participant shall not mean that such participant shall have a greater or lesser interest than that due him by operation of the Plan and shall not be considered as segregating any funds or property from any other funds or property contained in the commingled funds. No Participant shall have any title to any specific asset in the Trust Fund.

         10.03 Distributions from Participants' Accounts. Distributions representing any or all of the credit value of a Participant's Accounts shall be made by the Company or the Trustee only if, when, and in the amount and manner directed in writing by the Committee. Any distribution made to a Participant or for his benefit shall be debited against such participant's Account value. The trustee may make any payment required of the trustee hereunder by mailing or delivering the Trustee's check to the person to whom such payment is to be made or may make such payment by a distribution in kind or partly in kind and partly in cash. The Company may act as the Trustee's agent in delivering the Trustee's check (or other property) to the person to whom a benefit payment is to be made.


CORPDAL:63526.1  14047-00001                           17

                                       XI.

                                   TRUST FUND

         11.01 Trust Must Be Grantor Trust. As a means of administering the amounts credited to participants and anticipating the liability the Company will incur under the terms of this Plan, the Company may enter into one or more Trust Agreements with one or more Trustees and contribute to the Trust(s) assets that shall be held therein subject to the claims of the Company's creditors in the event of the Company's bankruptcy or insolvency until paid to participants and their Beneficiaries in such manner and at such times as specified in this Plan; provided, however, that any such Trust Agreement and any assets held by the Trustee to assist it in meeting its obligations shall conform to the terms of the Internal Revenue Service model grantor trust agreement as set forth in Revenue Procedure 92-64 or its successor. The Trust Agreement may be amended from time to time as the Company deems advisable, and as the Internal Revenue Service may require or permit, in order to effectuate the purpose of the Plan. In the event of the merger, acquisition, or reorganization of the Trustee, the surviving entity, if still empowered with trust powers, shall continue as Trustee unless and until removed as otherwise provided in the Trust Agreement.


CORPDAL:63526.1  14047-00001                           18

                                      XII.

                                    FIDUCIARY

         12.01 Article Controls. This Article shall control over any contrary, inconsistent or ambiguous provisions contained in the Plan.

         12.02 General Allocation of Duties. each fiduciary with respect to the Plan shall have only those specific powers, duties, responsibilities and obligations as are specifically given him under the Plan. The Directors shall have the sole responsibility for authorizing contributions under the Plan and shall have the sole authority to appoint and remove members of the Committee and to amend or terminate this Plan in whole or in part. The directors shall also have the authority to appoint and remove the Trustee and to override the authority of the Committee in this regard. Except as otherwise specifically provided, the Trustee shall have the sole responsibility for the administration, investment and management of the assets held under the Plan. It is intended under the Plan that each fiduciary shall be responsible for the proper exercise of his own powers, duties, responsibilities and obligations hereunder and shall not be responsible for any act or failure to act of another fiduciary except to the extent provided by law or as specifically provided herein.

         12.03 Delegation and Allocation. The Committee may appoint subcommittees, individuals or any other agents as it deems advisable and may delegate to any of such appointees any or all of the powers and duties of the Committee. Such appointment and delegation must be in writing, specifying the powers or duties being delegated, and must be accepted in writing by the delegatee. Upon such appointment, delegation and acceptance, the delegating Committee members shall have no liability for the acts or omissions of any such delegatee, as long as the delegating Committee members do not violate their fiduciary responsibility in making or continuing such delegation.


CORPDAL:63526.1  14047-00001                           19

                                      XIII.

                                   AMENDMENTS

         No amendment of the Plan may be made which would reduce any then nonforfeitable interest of a Participant. Subject to these limitations, the Company may make any amendment to the Plan including, but not limited to, an increase or decrease of deferrals or contributions, a change or modification of the method of allocation of contributions, or a change of the provisions relating to the administration of the Plan.

         In the event of an amendment, each employing company will be deemed to have consented to and adopted the amendment unless the Employing Company notifies El Chico Restaurants, Inc., the Committee and the Trustee to the contrary in writing within thirty (30) days after receipt of a copy of the amendment, in which case the rejection will constitute a withdrawal from the Plan and Trust by that Employing Company.


CORPDAL:63526.1  14047-00001                           20

                                      XIV.

                DISCONTINUATION OF CONTRIBUTIONS AND TERMINATION

         14.01 Declaration of Intent. The Company has established the Plan with the bona fide intention and expectation that from year to year it will be able to, and will deem it advisable to, maintain the Plan as herein provided. However, the Company realizes that circumstances not now foreseen, or circumstances beyond its control, may make it either impossible or inadvisable to continue the Plan. Therefore, the Company shall have the power to discontinue credits under the Plan, terminate the Plan or partially terminate the Plan at any time hereafter. Each member of the Committee and the Trustee shall be notified of such discontinuance, termination or partial termination.

         14.02 Administration of Plan in Case of Discontinuance of Contributions or Termination.

         (a) Unless the Plan is otherwise amended prior to dissolution of the Company, the Plan shall terminate as of the date of dissolution of the Company.

         (b) Upon discontinuance or termination, any previously unallocated contributions, credits and net increment (or net decrement) shall be allocated among the Accounts of the Participants on such date of discontinuance or termination according to the provisions of Article V, as if such date of discontinuance or termination were a Valuation Date. Thereafter, the net increments (or net decrements) shall continue to be allocated to the Accounts of the Participants until the balances are distributed. In the event of termination, the date of the final distribution shall be treated as a Valuation Date.


CORPDAL:63526.1  14047-00001                           21

                                       XV.

                                  MISCELLANEOUS

         15.01 Not Contract of Employment. The adoption and maintenance of this Plan shall not be deemed to be a contract between the Company and any person or to be consideration for the employment of any person. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or to restrict the right of the Company to discharge any person at any time nor shall the Plan be deemed to give the Company the right to require any person to remain in the employ of the Company or to restrict any person's right to terminate his employment at anytime .

         15.02 Rights to Payments of a Claim Against General Assets of the Company. This Plan is intended to be an unfunded plan for purposes of the Code and Title I of the Act. A Participant's status to enforce his rights under the Plan is that of a general unsecured creditor of the Company and the Plan constitutes a mere promise by the Company or other Employing Company to make benefit payments in the future.

         15.03 Alienation of Interest Forbidden. No right or interest of any kind in any benefit shall be transferable or assignable by any Participant or any beneficiary or be subject to anticipation, adjustment, alienation, encumbrance, garnishment, attachment, execution or levy or any other legal or equitable process.

         15.04 Severability. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

         15.05 Jurisdiction. The situs of the Plan hereby created is Dallas County, Texas. All provisions of the Plan shall be construed in accordance with the laws of the State of Texas except to the extent preempted by federal law.


CORPDAL:63526.1  14047-00001                           22

         IN WITNESS WHEREOF, El Chico Restaurants, Inc. has caused this Plan to be executed this 1st day of January, 1994 .

         EL CHICO RESTAURANTS, INC.



ATTEST:/s/John A. Cuellar                          By:/s/Lawrence E. White
       -------------------                            --------------------------
          Secretary                                Name:Lawrence E. White
                                                        ------------------------
                                                   Its:
                                                       -------------------------




CORPDAL:63526.1  14047-00001                           23

                             FIRST AMENDMENT TO THE

                           EL CHICO RESTAURANTS, INC.

                               EXCESS SAVINGS PLAN

                              W I T N E S S E T H:


         WHEREAS, EL CHICO RESTAURANTS, INC. (the "Company") adopted the EL CHICO RESTAURANTS, INC. EXCESS SAVINGS PLAN effective as of January 1, 1994, for the benefit of its eligible, highly compensated employees;

         WHEREAS, the Company reserved the right to amend the Plan and desires to amend the Plan, effective January 1, 1996;

         NOW, THEREFORE, the EL CHICO RESTAURANTS, INC. EXCESS SAVINGS PLAN is hereby amended as follows:

         The first paragraph of Section 3.01(a) of the Plan is amended to read as follows:

                  3.01(a) Eligibility. Any Eligible Employee shall be entitled to become a Participant commencing with the first pay period beginning on or after the first day of the immediately following Plan Year provided such Eligible Employee is at least 21 years of age and commenced employment with the Employing Company no later than July 1 of the year.

         IN WITNESS WHEREOF, El Chico Restaurants, Inc. has caused this First Amendment to the Plan to be executed this 29th day of December, 1995.


                                             EL CHICO RESTAURANTS, INC.


                                             By:/s/Lawrence E. White
                                                -----------------------
                                             Name:Lawrence E. White
                                                  ---------------------
                                             Its:Executive Vice President
                                                 -------------------------
ATTEST:



----------------------------
Secretary

CORPDAL:63525.1  14047-00001

                             AMENDMENT NUMBER ONE TO
                            THE EL CHICO SAVINGS PLAN

                                   WITNESSETH:

        WHEREAS, EL CHICO RESTAURANTS, INC. (the "Company") adopted The El Chico Savings Plan effective as of January 1, 1985 and restated as of October 1,1995, for the benefit of its eligible employees;

        WHEREAS, the Company reserved the right to amend the restated Plan, and desires to adopt this First Amendment to the Plan, effective January 1, 1997;

        Section 1.8 of the Plan is  amended to read as follows:

        "Compensation" with respect to any participant means such participant's wages as defined in Code Section 3401(a) and all other payments of compensation by the Employer (in the course of the employer's trade or business) for a Plan Year for which the Employer is required to furnish the participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. "Compensation" shall exclude amounts paid or reimbursed by the Employer for moving expenses incurred by a Participant, but only to the extent that at the time of the payment it is reasonable to believe that these amounts are deductible by the Participant under
Section 217. Compensation must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

           for purposes of this Section, the determination of compensation shall be made by:

                  (a) including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includable in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h)(1)(B), 403(b) or 457, and employee contributions described in Code
Section 414(h)(2) that are treated as Employer contributions.

                  (b) excluding amounts realized from the exercise of a non-qualified stock option, or when restricted stock held by an employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture. Compensation shall be determined without regard to any rules that limit the amount to be included in wages based on the nature or location of the service performed.

       (the balance of this section to remain as listed in the October 1, 1995 plan document).

       IN WITNESS WHEREOF, El Chico Restaurants, Inc. has caused this First Plan Amendment to the Plan be executed this 6th day of February, 1997.


                                             EL CHICO RESTAURANTS, INC.

                                             By:/s/Lawrence E. White
                                                -----------------------
                                             Name:Lawrence E. White
                                                  ---------------------
                                             Title:Executive Vice President
                                                   ------------------------
CORPDAL:63525.1  14047-00001

                             SECOND AMENDMENT TO THE

                           EL CHICO RESTAURANTS, INC.

                               EXCESS SAVINGS PLAN

                               W I T N E S S T H:

        WHEREAS, EL CHICO RESTAURANTS, INC. (the "Company") adopted the EL CHICO RESTAURANTS, INC. EXCESS SAVINGS PLAN effective as of January 1, 1994, for the benefit of its eligible, highly compensated employees;

        WHEREAS, the Company reserved the right to amend the Plan, and desires to adopt this Second Amendment to the Plan, effective January 1, 1997;

        NOW, THEREFORE the EL CHICO RESTAURANTS, INC. EXCESS SAVINGS PLAN is hereby amended as follows:

                                    F I R S T

         Section 1.01(9) of the Plan is amended to read as follows:

                  (9) Compensation: The total of all wages and other amounts paid by the Company or any Employing Company (in the course of its business) to or for the benefit of an Employee for services rendered or labor performed which is required to be reported on the Employee's Form W-2, excluding, however, (i) amounts paid or reimbursed by the Company or Employing Company for moving expenses incurred by the Employee (but only to the extent it is reasonable to believe at the time of the payment that the moving expenses will be deductible under Section 217 of the Code), and (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock held by an employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture. Compensation shall be determined without regard to any rules that limit the amount to be included in wages based on the nature or location of the service performed. Notwithstanding the foregoing, for purposes of Section 1.01(11) and 4.01, a Participant's Compensation shall include amounts which he could have received in cash in lieu of a Savings Deferral under this Plan and any salary deferral or elective contributions under any Code
                           Section 401(k) or cafeteria plan.

                                                    S E C O N D

         Section 1.01(11) of the Plan is amended to read as follows:

                  (11) Eligible Employee: Any Salaried Employee who is included within a "select group of management or highly compensated employees," as such term is

CORPDAL:63576.1 14047-00001
                           used in Section 401(a)(1) of ERISA, who is designated by the Committee as eligible to participate in this Plan; provided, however, that in the absence of a written Committee resolution specifying the Eligible Employees for a Plan Year, a Salaried Employee shall be an Eligible Employee for a Plan year if the
                           Employee's annual rate of Compensation for the preceding Plan Year (or, for a newly hired Employee, determined on his Commencement Date) is in excess of the Eighty Thousand Dollar ($80,000.00) amount set forth in Section 414(q)(1)(B)(i) of the Code as adjusted from time to time by the Secretary of the treasury.

                                                     T H I R D

         Section 4.01(a) of the Plan is amended to read as follows:

                  4.01     Savings Deferrals.

                  (a) An eligible Participant may elect to defer from three percent (3%) to one hundred percent (100%) of Compensation to be credited to his Savings Account under the Plan.

                           Compensation for a Plan Year not so deferred by such election or by any other applicable deferral election [e.g., Section 125 of the Code] shall be received by such Participant in cash. A Participant's initial election to defer an amount of his Compensation pursuant to this Section 4.01 shall be made by properly executing an Enrollment Form. The reduction in a Participant's Compensation for a Plan Year pursuant to his election under an Enrollment Form shall be effected by Compensation reductions as of each payroll period within such Plan Year.


CORPDAL:63576.1 14047-00001

         IN WITNESS WHEREOF, El Chico Restaurants, Inc. has caused this Second Amendment to the Plan to be executed this 12th day of December, 1996.

                                                 EL CHICO RESTAURANTS, INC.



                                                 By:/s/Lawrence E. White
                                                    -------------------------
                                                 Name:/s/Lawrence E. White
                                                      -----------------------
                                                 Its:Executive Vice President
                                                     ------------------------

ATTEST:
/s/Susan R. Holland
-------------------------
Secretary


CORPDAL:63576.1 14047-00001

                             SECOND AMENDMENT TO THE

                           EL CHICO RESTAURANTS, INC.

                               EXCESS SAVINGS PLAN

                               W I T N E S S T H:

        WHEREAS, EL CHICO RESTAURANTS, INC. (the "Company") adopted the EL CHICO RESTAURANTS, INC. EXCESS SAVINGS PLAN effective as of January 1, 1994, for the benefit of its eligible, highly compensated employees;

        WHEREAS, the Company reserved the right to amend the Plan, and desires to adopt this Second Amendment to the Plan, effective January 1, 1997;

        NOW, THEREFORE the EL CHICO RESTAURANTS, INC. EXCESS SAVINGS PLAN is hereby amended as follows:

                                    F I R S T

         Section 1.01(9) of the Plan is amended to read as follows:

                  (9) Compensation: The total of all wages and other amounts paid by the Company or any Employing Company (in the course of its business) to or for the benefit of an Employee for services rendered or labor performed which is required to be reported on the Employee's Form W-2, excluding, however, (i) amounts paid or reimbursed by the Company or Employing Company for moving expenses incurred by the Employee (but only to the extent it is reasonable to believe at the time of the payment that the moving expenses will be deductible under Section 217 of the Code), and (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock held by an employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture. Compensation shall be determined without regard to any rules that limit the amount to be included in wages based on the nature or location of the service performed. Notwithstanding the foregoing, for purposes of Section 1.01(11) and 4.01, a Participant's Compensation shall include amounts which he could have received in cash in lieu of a Savings Deferral under this Plan and any salary deferral or elective contributions under any Code
                           Section 401(k) or cafeteria plan.

                                                    S E C O N D

         Section 1.01(11) of the Plan is amended to read as follows:

                  (11) Eligible Employee: Any Salaried Employee who is included within a "select group of management or highly compensated employees," as such term is

CORPDAL:63576.1 14047-00001
                           used in Section 401(a)(1) of ERISA, who is designated by the Committee as eligible to participate in this Plan; provided, however, that in the absence of a written Committee resolution specifying the Eligible Employees for a Plan Year, a Salaried Employee shall be an Eligible Employee for a Plan year if the
                           Employee's annual rate of Compensation for the preceding Plan Year (or, for a newly hired Employee, determined on his Commencement Date) is in excess of the Eighty Thousand Dollar ($80,000.00) amount set forth in Section 414(q)(1)(B)(i) of the Code as adjusted from time to time by the Secretary of the treasury.

                                                     T H I R D

         Section 4.01(a) of the Plan is amended to read as follows:

                  4.01     Savings Deferrals.

                  (a) An eligible Participant may elect to defer from three percent (3%) to one hundred percent (100%) of Compensation to be credited to his Savings Account under the Plan.

                           Compensation for a Plan Year not so deferred by such election or by any other applicable deferral election [e.g., Section 125 of the Code] shall be received by such Participant in cash. A Participant's initial election to defer an amount of his Compensation pursuant to this Section 4.01 shall be made by properly executing an Enrollment Form. The reduction in a Participant's Compensation for a Plan Year pursuant to his election under an Enrollment Form shall be effected by Compensation reductions as of each payroll period within such Plan Year.


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         IN WITNESS WHEREOF, El  Chico Restaurants, Inc. has  caused this Second
Amendment to the Plan to be executed this __ day of __________, 1996.

                                                 EL CHICO RESTAURANTS, INC.



                                                 By:
                                                    -------------------------
                                                 Name:
                                                      -----------------------
                                                 Its:
                                                     ------------------------

ATTEST:

-------------------------
Secretary


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